UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2024

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STEELCASE INC.

(Exact name of registrant as specified in its charter)

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Michigan	1-13873	38-0819050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 44th Street SE

Grand Rapids, Michigan 49508

(Address of Principal Executive Offices) (Zip Code)

(616) 247-2710

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Steelcase Inc. (the "Company") will participate in the Noble Capital Markets' Consumer, Communications, Media, and Technology Emerging Growth Virtual Equity Conference on Wednesday, June 26, 2024, at 3:00 p.m. ET via live webcast. A link to the webcast will be available at http://ir.steelcase.com.

The Company has updated its investor presentation and will make it available on the Company's website at ir.steelcase.com. The Company uses this presentation from time to time when Company executives interact with investors and analysts to discuss the Company's business strategies and long-term goals.

The information furnished pursuant to this Item 7.01 to this Current Report on Form 8-K shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated June 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

Date: June 25, 2024	By:	/s/ Nicole C. McGrath
Nicole C. McGrath
Vice President, Corporate Controller & Chief Accounting Officer